Exhibit 99.2

RED HAT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 2004, and the Unaudited Pro Forma Consolidated Statements of Operations for the year ended February 2004 and the nine months ended November 30, 2004 combine the historical Red Hat and Netscape Security Solutions (“the NSS Unit”) balance sheets and statement of operations as if the acquisition of the NSS Unit, which occurred on December 7, 2004, had been completed on November 30, 2004 for purposes of the presentation of the Unaudited Pro Forma Consolidated Balance Sheet, and as of March 1, 2003 for purposes of the presentation of the Unaudited Pro Forma Consolidated Statements of Operations.

We completed the purchase of the Netscape Security Solutions unit from Netscape Communications Corporation and America Online, Inc. for a purchase price of $20.5 million in cash. An additional $2.5 is payable by Red Hat contingent on certain future customer orders being placed on or before April 30, 2005. The assets acquired are derived from the Netscape Enterprise Suite and include Netscape Directory Server and Netscape Certificate Management System. The Unaudited Pro Forma Consolidated Financial Statements should be read together with Red Hat’s and Netscape’s historical consolidated financial statements including the notes to these statements.

The pro forma adjustments reflecting the consummation of the acquisition are based on the purchase method of accounting, available financial information, and certain estimates and assumptions set forth in the notes to the Unaudited Pro Forma Consolidated Financial Statements. The Unaudited Pro Forma Consolidated Financial Statements reflect our best estimates based on preliminary information. The final purchase price allocation and the actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to various factors, including, without limitation, access to additional financial information and changes in value based on a final purchase price allocation. The valuation resulted in $14.2 million allocated to identifiable intangibles, which will be amortized over an average useful life associated with these assets of between three to five years. The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achievable with respect to the combined business of Red Hat and the NSS Unit nor do they reflect integration costs that may have been unforeseen at the date of purchase.

The Unaudited Pro Forma Consolidated Financial Statements for the year ended February 29, 2004 and as of and for the nine months ended November 30, 2004, do not purport to represent what the actual financial condition or results of operations of the combined business would have been if the acquisition of the NSS Unit had occurred on the dates indicated in these pro forma combined financial statements nor does this information purport to project our results or financial position for any future periods.

RED HAT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

November 30, 2004

(in thousands)

	November 30, 2004 Red Hat	September 30, 2004 NSS Unit	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$234,436	$—	$(21,045	)(a)	$213,391
Investments in debt securities	69,751	—	—		69,751
Accounts receivable, net	43,616	48	(48	)(b)	43,616
Estimated earnings in excess of billings	3,618	—	—		3,618
Inventory	2,085	—	—		2,085
Prepaid expenses and other current assets	8,581	57	(57	)(b)	8,581

Total current assets	362,087	105	(21,150)		341,042
Property and equipment, net	30,954	326	(326	)(b)	30,954
Goodwill and identifiable intangibles, net	69,810	1,507	20,268	(c)	91,585
Investments in debt securities	674,835	—	—		674,835
Debt issue costs-convertible notes	13,022		—		13,022
Other assets, net	5,905	—	—		5,905

Total assets	$1,156,613	$1,938	$(1,208)		$1,157,343

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,445	$130	$(130	)(b)	$6,445
Accrued expenses	19,322	437	(437	)(b)	20,022
			700
Deferred revenue	97,284	280	(250	)(b)	97,314
Current portion of capital lease obligations	459	—	—		459

Total current liabilities	123,510	847	(117)		124,240
Deferred lease credits	5,227	—	—		5,227
Long term deferred revenue	24,153		—		24,153
Capital lease obligations	154	—	—		154
Commitments and contingencies	—	—	—		—

Series A convertible redeemable preferred stock	600,000	—	—		600,000

Stockholders’ equity:
Noncontrolling interest in subsidiary	537	—	—		537
Preferred stock	—	—	—		—
Common stock	19	—	—		19

Additional paid-in capital	710,554	—	—		710,554

Deferred compensation	(5,786)	—	—		(5,786)
Accumulated deficit	(243,638)	—	—		(243,638)
Treasury stock	(52,628)	—	—		(52,628)
Accumulated other comprehensive income (loss)	(5,489)	—	—		(5,489)

Total stockholders’ equity/net assets	403,569	1,091	(1,091)		403,569

Total liabilities and stockholders’ equity	$1,156,613	$1,938	$(1,208)		$1,157,343

RED HAT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended February 29, 2004

(in thousands)

	February 29, 2004 Red Hat	December 31, 2003 NSS Unit	Combined	Pro Forma Adjustments		Pro Forma Combined
Subscription and services revenue:
Subscription:
Enterprise technologies	$66,972	$4,622	$71,594	—		$71,594
Retail	13,525	—	13,525	—		13,525
Embedded	1,911	—	1,911	—		1,911

Total subscription revenue	82,408	4,622	87,030	—		87,030

Services:
Enterprise technologies	37,764	2,434	40,198	—		40,198
Embedded development services	4,565	—	4,565	—		4,565

Total services revenue	42,329	2,434	44,763	—		44,763

Total subscription and services revenue	124,737	7,056	131,793	—		131,793

Cost of subscription and services revenue:
Subscription:
Enterprise technologies and retail	9,311	995	10,306	—		10,306
Embedded	357	—	357	—		357

Total cost of subscription revenue	9,668	995	10,663	—		10,663

Services:
Enterprise technologies	20,733	1,376	22,109	—		22,109
Embedded development services	3,535	—	3,535	—		3,535
Stock-based embedded development services	—	—	—	—		—

Total cost of services revenue	24,268	1,376	25,644	—		25,644

Total cost of subscription and services revenue	33,936	2,371	36,307	—		36,307

Gross profit enterprise technologies and retail	88,217	4,685	92,902	—		92,902
Gross profit embedded	2,584	—	2,584	—		2,584

Gross profit on enterprise technologies, retail and embedded revenue	90,801	4,685	95,486	—		95,486

Operating expense:
Sales and marketing	39,715	846	40,561	—		40,561
Stock-based sales and marketing expense	1,043	—	1,043	—		1,043
Research and development	25,562	1,108	26,670	—		26,670
Stock-based research and development expense	921	—	921	—		921
General and administrative	18,502	1,548	20,050	—		20,050
Stock-based general and administrative expense	1,948	—	1,948	—		1,948
Lease buyout costs	—	—	—	—		—
Amortization of intangibles	164	4,234	4,398	(4,234	)(d)	3,666
				3,502	(d)
Restructuring charges	—	—	—	—		—

Total operating expense	87,855	7,736	95,591	(732)		94,859

Income from operations	2,946	(3,051)	(105)	732		627
Other income (expense), net	10,786	—	10,786	(229	)(e)	10,557

Net income	$13,732	$(3,051)	$10,681	$503		$11,184

Pro Forma Earnings Per Share Data Basic and Diluted:

Basic						$0.06
Diluted						$0.06

Weighted Average Shares Outstanding:

Basic						174,003
Diluted						182,913

RED HAT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended November 30, 2004

(in thousands)

	November 30, 2004 Red Hat	September 30, 2004 NSS Unit	Combined	Pro Forma Adjustments		Pro Forma Combined
Subscription and services revenue:
Subscription:
Enterprise technologies	$102,022	$7,269	$109,291	—		$109,291
Retail	1,448	—	1,448	—		1,448
Embedded	1,245	—	1,245	—		1,245

Total subscription revenue	104,715	7,269	111,984	—		111,984

Services:
Enterprise technologies	31,749	908	32,657	—		32,657
Embedded development services	2,549	—	2,549	—		2,549

Total services revenue	34,298	908	35,206	—		35,206

Total subscription and services revenue	139,013	8,177	147,190	—		147,190

Cost of subscription and services revenue:
Subscription:
Enterprise technologies and retail	8,274	708	8,982	—		8,982
Embedded	190	—	190	—		190

Total cost of subscription revenue	8,464	708	9,172	—		9,172

Services:
Enterprise technologies	16,411	452	16,863	—		16,863
Embedded development services	2,405	—	2,405	—		2,405

Total cost of services revenue	18,816	452	19,268	—		19,268

Total cost of subscription and services revenue	27,280	1,160	28,440	—		28,440

Gross profit enterprise technologies and retail	110,534	7,017	117,551	—		117,551
Gross profit embedded	1,199		1,199	—		1,199

Gross profit on enterprise technologies, retail and embedded revenue	111,733	7,017	118,750	—		118,750

Operating expense:
Sales and marketing	43,622	498	44,120	—		44,120
Stock-based sales and marketing expense	108	—	108	—		108
Research and development	23,353	645	23,998	—		23,998
Stock-based research and development expense	288	—	288	—		288
General and administrative	21,006	755	21,761	—		21,761
Stock-based general and administrative expense	3,339	—	3,339	—		3,339
Amortization of intangibles	538	1,044	1,582	(1,044	)(d)	3,163
				2,625	(d)
Restructuring charges	—	—	—	—		—

Total operating expense	92,254	2,942	95,196	1,581		96,777

Income from operations	19,479	4,075	23,554	(1,581)		21,973
Other income, net	18,715	—	18,715	(222	)(e)	18,493
Interest expense	(4,802)	—	(4,802)	—		(4,802)

Income before provision for income taxes	33,392	4,075	37,467	(1,803)		35,664
Income tax benefit	194	—	194	—	(f)	194

Net income	$33,586	$4,075	$37,661	$(1,803)		$35,858

Pro Forma Earnings Per Share Data Basic and Diluted:

Basic						$0.20
Diluted						$0.18

Weighted Average Shares Outstanding:

Basic						182,750
Diluted						194,283

RED HAT, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Basis of Presentation

The Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 2004, and the Unaudited Pro Forma Consolidated Statements of Operations for the year ended February 2004 and the nine months ended November 30, 2004 combine the historical Red Hat and Netscape Security Solutions (“the NSS Unit”) balance sheets and statement of operations as if the acquisition of the NSS Unit, which occurred on December 7, 2004, had been completed on November 30, 2004 for purposes of the presentation of the Unaudited Pro Forma Consolidated Balance Sheet, and as of March 1, 2003 for purposes of the presentation of the Unaudited Pro Forma Consolidated Statements of Operations. The NSS Unit does not have the same fiscal year end as Red Hat. Therefore, we have combined their results of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 with our historical annual and interim financial statements. The balance sheet for the NSS Unit as of September 30, 2004 has been combined with Red Hat’s interim balance sheet as of November 30, 2004.

We completed the purchase of the Netscape Security Solutions unit from Netscape Communications Corporation and America Online, Inc. for a purchase price of $20.5 million in cash. An additional $2.5 is payable by Red Hat contingent on certain future customer orders being placed on or before April 30, 2005. The assets acquired are derived from the Netscape Enterprise Suite and include Netscape Directory Server and Netscape Certificate Management System.

Pro Forma Adjustments

(a)	Records the preliminary purchase price allocation for our purchase of the NSS Unit assets. The purchase price was composed of the following:

Purchase price to America Online, Inc.	$20,345
Estimated acquisition costs	700

$21,045

(b)	Eliminates the historical basis of the net assets acquired and records deferred revenue associated with net assets acquired which relates to our remaining service obligation to the NSS Unit customers. The historical basis is not relevant as all working capital accounts were settled in the intervening period between September 30, 2004 and December 7, 2004.

(c)	Includes $14,200 of identifiable intangibles based on a preliminary calculation. Below is a detail of the amount allocated to identifiable intangibles. The allocation is preliminary, pending management’s final review of the calculation and assumptions used in the valuation and the allocation of the earn out, when and if paid to America Online, Inc.

	Value	Useful Life
Acquired Technologies
Netscape Directory Server	$5,700	5
Certificate Management System	4,200	3
Calendar/Messaging	400	4

Total Acquired Technologies	10,300

Trademark License Agreement	200	3
Reseller Relationship	2,400	5
OEM Relationship	700	5
Customer Relationships - Other	300	3
Non-Compete Agreement	300	4

Total Identifiable Intangible Assets	$14,200

(d)	Reflects the amortization of identifiable intangible assets recorded in the acquisition. Pro forma amortization expense was based on straight-line amortization and estimated useful lives of 3-5 years for the acquired assets. Due to our new carrying value of the NSS Unit assets, historical amortization of the software costs have been eliminated in these pro forma statements.

(e)	Reflects the reduction of interest income related to cash used to fund the acquisition.

(f)	No additional income tax provision is required for pro forma purposes due to the valuation allowance that is currently recorded against our deferred tax asset which is significantly greater than the income generated by the NSS Unit assets.